                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported)  November 1, 1995
                                                        ----------------

                        Nobel Education Dynamics, Inc.
                        ------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                                  1-10031                  22-2465204
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(State or other jurisdiction            (Commission               (IRS Employer
of incorporation)                       File Number)              Identification No.)
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  Rose Tree Corporate Park II, 1400 N. Providence Road, Suite 3055, Media, PA
  ---------------------------------------------------------------------------
                                     19063
                                     -----
                   (Address of principal executive offices)

       Registrant's telephone number, including area code  (610)891-8200
                                                           -------------

                                      N/A
                                      ---
        (Former name or former address, if changed since last report.)


Item 5    Other Events
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          A.   Shareholder letter and related quarterly financial statements are being distributed to stockholders.

Item 7    Exhibits
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          20.  Shareholder letter and the related quarterly financial statements dated November 1, 1995.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Nobel Education Dynamics, Inc.
                                     (Registrant)



Date:  November 1, 1995             By:______________________________
                                       Yvonne DeAngelo
                                       Controller and Secretary